Exhibit 32.01

SECTION 1350 CERTIFICATION

               In connection with the Annual Report of Macrovision Corporation (the “Company”) on Form 10-K/A for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), William A. Krepick certifies in his capacity as Chief Executive Officer of the Company, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), that to the best of his knowledge:

                (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)), and

                (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this Certification as of March 31, 2005.

/s/ WILLIAM A. KREPICK

William A. Krepick Chief Executive Officer